Exhibit 99.906CERT

Form N-CSR Item 19(b) Exhibit

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify in their capacity as Principal Financial Officer and Principal Executive Officer, respectively, of E*TRADE Trust that:

(a)	the Semiannual Report of the E*TRADE Trust on Form N-CSR for the period ended April 30, 2025 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b)	the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the E*TRADE Trust for such period.

A signed original of this written statement required by section 906 has been provided to the E*TRADE Trust and will be retained by the E*TRADE Trust and furnished to the Securities and Exchange Commission or its staff upon request.

E*TRADE Trust

Date:    June 16, 2025

/s/ Francis J. Smith
Francis J. Smith
Principal Financial Officer

Date:    June 16, 2025

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer